Exhibit 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Knight Transportation, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy M. Kohl, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     /s/ Timothy M. Kohl
                                   -----------------------------------
                                   Timothy M. Kohl
                                   Chief Financial Officer
                                   October 31, 2003

A signed original of this written statement required by Section 906 has been provided to Knight Transportation, Inc. and will be retained by Knight Transportation, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.